UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 26, 2006

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 26, 2006, Lennar Corporation (“Lennar”) issued $250 million principal amount of 5.95% Senior Notes due 2011 and $250 million principal amount of 6.50% Senior Notes due 2016 (together, the “Notes”). The Notes are guaranteed by Lennar’s wholly-owned subsidiaries, other than its finance company subsidiaries and any foreign subsidiaries (the “Guarantors”).

The Notes were issued under Indentures dated as of April 26, 2006 among Lennar, the Guarantors and J.P. Morgan Trust Company, N.A., as trustee. Events of Default under the Indentures, which may entitle the trustee or the holders to accelerate Lennar’s obligations under the Notes, include:

•	failure to pay interest within 30 days after it is due;

•	failure to pay principal or the redemption price when it is due;

•	default by Lennar or a Guarantor resulting in acceleration of, or failure to pay at maturity, more than $50 million of indebtedness for borrowed money;

•	failure to perform any other covenant or warranty within 30 days after notice;

•	judgments or orders against Lennar or any Guarantor totaling more than $50 million that are not stayed or satisfied within 60 days and are not being contested in appropriate proceedings;

•	commencement by Lennar or any Guarantor of a bankruptcy proceeding, consent by any of them to relief against it in an insolvency proceeding or to appointment of a fiduciary for a substantial part of its assets or an assignment by any of them for the benefit of its creditors; and

•	an order under a bankruptcy law for relief against Lennar or a Guarantor in an involuntary case, appointing a fiduciary for a substantial part of its assets or ordering its winding up or liquidation, if the order remains unstayed and in effect for 90 days.

The Notes were sold to Initial Purchasers pursuant to a Purchase Agreement dated April 19, 2006 for resale in accordance with Rule 144A under the Securities Act of 1933, as amended.

Lennar agreed to use its reasonable best efforts to register under the Securities Act of 1933, as amended, Notes that will be identical with the Notes that were sold on April 26, 2006, and to offer to exchange those registered Notes for like principal amounts of the Notes that were sold on April 26, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
10.1	Indenture dated April 26, 2006 among Lennar Corporation, certain subsidiaries and J.P. Morgan Trust Company, N.A. relating to 5.95% Senior Notes due 2011, including the form of Note.

10.2	Indenture dated April 26, 2006 among Lennar Corporation, certain subsidiaries and J.P. Morgan Trust Company, N.A. relating to 6.50% Senior Notes due 2016, including the form of Note.

10.3	Purchase Agreement dated April 19, 2006 among Lennar Corporation, certain subsidiaries and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC.

10.4	Registration Rights Agreement dated April 26, 2006 between Lennar Corporation and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC relating to 5.95% Senior Notes due 2011.

10.5	Registration Rights Agreement dated April 26, 2006 between Lennar Corporation and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC relating to 6.50% Senior Notes due 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006	LENNAR CORPORATION

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Indenture dated April 26, 2006 among Lennar Corporation, certain subsidiaries and J.P. Morgan Trust Company, N.A. relating to 5.95% Senior Notes due 2011, including the form of Note.

10.2	Indenture dated April 26, 2006 among Lennar Corporation, certain subsidiaries and J.P. Morgan Trust Company, N.A. relating to 6.50% Senior Notes due 2016, including the form of Note.

10.3	Purchase Agreement dated April 19, 2006 among Lennar Corporation, certain subsidiaries and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC.

10.4	Registration Rights Agreement dated April 26, 2006 between Lennar Corporation and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC relating to 5.95% Senior Notes due 2011.

10.5	Registration Rights Agreement dated April 26, 2006 between Lennar Corporation and Initial Purchasers represented by Deutsche Bank Securities Inc. and UBS Securities LLC relating to 6.50% Senior Notes due 2016.